Filed Pursuant to Rule 497(a)

Registration No. 333-202461

Rule 482ad

FOR IMMEDIATE RELEASE

Freedom Capital Corporation Launches Public Offering

ARLINGTON, VA - September 15, 2015 - Freedom Capital Corporation, an externally managed business development company (the Company), announced today that it commenced a continuous public offering of its common stock. The Company is making a maximum offering of up to 50,000,000 shares of common stock at an initial offering price of $10.00 per share.

The Company is managed by Freedom Capital Investment Management, which is believed to be the first investment manager dedicated to American Impact Investing (the Manager). “The Company’s offering represents an opportunity for investors seeking an active investment vehicle managed according to American Impact investing principles that seek to enhance the prosperity, security and freedom of the United States and its allies,” said Jeff McClure, Chairman of the Board and CEO of the Company and founder of the Manager.

A registration statement relating to the common stock of Freedom Capital Corporation was filed with and has been declared effective by the Securities and Exchange Commission. These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor have they passed upon the accuracy or adequacy of the prospectus. The offering of Freedom Capital Corporation’s common stock is being made solely by means of a written prospectus forming part of the effective registration statement. A copy of the Company’s prospectus may be obtained by calling the Company toll free at (877) 672-1776 or by visiting the Company’s website at http://freedomcapitalfunds.com. The prospectus contains additional information about Freedom Capital Corporation and should be read carefully before investing. Investors are advised to consider the investment objective, risks, charges and expenses of Freedom Capital Corporation carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of any such state.

About Freedom Capital Investment Management

Freedom Capital Investment Management was established in March 2014 to create American Impact Investing opportunities that reflect the beliefs of its investors. FCIM believes that a left-liberal bias exists in today's investment marketplace that unfairly raises the cost of capital for businesses that assist or are the guardians of American freedoms. American Impact Investing involves FCIM’s subjective analysis and judgment to discern suitable investment opportunities. FCIM is not presently registered as an investment advisor due to available registration exemptions and exclusions under applicable federal and state laws and regulations.

Information about Forward-Looking Statements

This press release contains forward-looking statements that are based upon a number of assumptions and estimates that are subject to significant uncertainties that involve known and unknown risks, many of which are beyond our control and are not guarantees of future performance. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in any such forward-looking statements and any such difference may be caused by risk factors listed from time to time in the Company's news releases and/or its filings or as a result of other factors.

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Contact: Michael R. Caputo
Caputo@ZeppCom.com
716-867-5554